SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

Schedule 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GD Culture Group Limited
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

FORM 8-K

__________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2025

__________________________________________

GD Culture Group Limited
(Exact name of Company as specified in charter)

__________________________________________

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Town Square Place, Suite #1203
Jersey City, NJ 07310
(Address of principal executive offices) (Zip code)

+1-347-2590292
(Registrant’s Telephone number, including area code)

__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On December 19, 2025, GD Culture Group Limited (the “Company”) filed a definitive proxy statement on Schedule 14A in connection with the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”), which was scheduled to be held on December 29, 2025. As approved by the unanimous written consent of the board of directors of the Company dated December 23, 2025, the Company has decided to reschedule its Annual Meeting to December 31, 2025, at 1:00 p.m., Eastern Time, to be held at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310 to allow additional time for the solicitation of proxies, and to file an amended proxy statement with the Securities and Exchange Commission in connection herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED
Date: December 23, 2025	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

GD Culture Group Limited
111 Town Square Place, Suite #1203
Jersey City, NJ 07310

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 31, 2025

Dear Stockholders:

Notice is hereby given that 2025 annual meeting of stockholders (the “Annual Meeting”) of GD Culture Group Limited, a Nevada corporation (the “Company”), will be held on December 31, 2025, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310, for the following purposes:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal” or “Proposal 1”);

2.      To ratify the selection by the audit committee of the Board of HTL International, LLC (“HTL”) to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Appointment Proposal” or “Proposal 2”);

3.      To approve and adopt the 2025 Equity Incentive Plan of the Company (the “Plan”), in the form annex hereto as Annex A (the “Equity Incentive Plan Proposal” or “Proposal 3”);

4.      To approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution (the “Reverse Stock Split Proposal” or “Proposal 4”);

5.      To approve a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto (the “Charter Amendment Proposal” or “Proposal 5”);

6.      To approve the issuance of more than an aggregate of 19.99% of the issued and outstanding common stock in connection with certain Securities Purchase Agreements, dated May 2, 2025, by and between the Company and each purchaser identified on the signature pages thereto, for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Securities Issuance Proposal” or “Proposal 6”); and

7.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal” or “Proposal 7”).

The Director Election Proposal, the Appointment Proposal, the Equity Incentive Plan Proposal, the Reverse Stock Split Proposal, the Charter Amendment Proposal, the Securities Issuance Proposal and the Adjournment Proposal are collectively referred to as the “Proposals” for the purposes of this notice.

The presence of casted votes or votes by proxy of one-third (1/3rd) of our shares issued and outstanding common stock (the “Common Stock”) entitled to vote at the Annual Meeting are necessary to constitute a quorum at the Annual Meeting under the Company’s bylaws. Votes of stockholders of record who participate in the Annual Meeting or by proxy will be counted as present for purposes of determining whether a quorum exists and whether or not such holder abstains from voting on all of the Proposals. If you are a beneficial owner of our Common Stock and you do not instruct your bank, broker or other nominees how to vote your shares on any of the Proposals, your shares will not be counted as present at the Annual Meeting for purposes of determining whether a quorum exists.

Approval of the Proposal 1 will require a plurality of the vote of the shares cast and entitled to vote at the Annual Meeting or any adjournment thereof. Approval of each of the Proposal 2, 3, 4, 6 and 7 will require an affirmative vote of a majority of the vote of the shares cast and entitled to vote at the Annual Meeting or any adjournment thereof. Approval of the Proposal 5 will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count (a) for Proposal 1 to elect directors of the Company, votes “For ALL,” “WITHHOLD ALL,” “FOR ALL EXCEPT,” and broker non-votes, and our Board unanimously recommends that you vote “FOR ALL” of the directors on Proposal 1; (b) for Proposal 2 to ratify the appointment of HTL, votes “For” and “Against,” as well as abstentions, and our Board unanimously recommends that you vote “FOR” Proposal 2; (c) for Proposal 3 to approve and adopt the Plan of the Company, votes “For,” “Against,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “FOR” Proposal 3; (d) for Proposal 4 to approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution, votes “For,” “Against,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “FOR” Proposal 4; (e) for Proposal 5 on the Charter Amendment Proposal, votes “For,” “Against,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “FOR” Proposal 5; (f) for Proposal 6 to approve securities issuance, votes “For,” “Against,” “Abstain,” and broker non-votes, and our Board unanimously recommends that you vote “FOR” Proposal 6; and (g) for Adjournment Proposal, votes “For” and “Against,” as well as abstentions, and our Board unanimously recommends that you vote “FOR” Proposal 7.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our annual report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) accompanies this notice, but it is not deemed to be part of the proxy statement.

This notice, proxy statement, and form of proxy card are being distributed and made available on or about December 18, 2025.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet.

By Order of the Board of Directors,
Sincerely,
/s/ Xiao Jian Wang
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 31, 2025

GD Culture Group Limited
111 Town Square Place, Suite #1203
Jersey City, NJ 0731

PROXY STATEMENT

The Board of Directors (the “Board”) of GD Culture Group Limited, a Nevada corporation (the “Company” or “we”), is furnishing this Proxy Statement and the accompanying proxy card to you to solicit your proxy for 2025 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held on December 31, 2025, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the following proposals:

1.      To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified (the “Director Election Proposal” or “Proposal 1”);

2.      To ratify the selection by the audit committee of the Board of HTL International, LLC (“HTL”) to serve as our independent registered public accounting firm for the year ending December 31, 2025 (the “Appointment Proposal” or “Proposal 2”);

3.      To approve and adopt the 2025 Equity Incentive Plan of the Company (the “Plan”), in the form annex hereto as Annex A (the “Equity Incentive Plan Proposal” or “Proposal 3”);

4.      To approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution (the “Reverse Stock Split Proposal” or “Proposal 4”);

5.      To approve a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto (the “Charter Amendment Proposal” or “Proposal 5”);

6.      To approve the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with certain Securities Purchase Agreements, dated May 2, 2025, by and between the Company and each purchaser identified on the signature pages thereto, for purposes of complying with Nasdaq Listing Rule 5635(d) (the “Securities Issuance Proposal” or “Proposal 6”); and

7.      To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals (the “Adjournment Proposal” or “Proposal 7”).

The Director Election Proposal, the Appointment Proposal, the Equity Incentive Plan Proposal, the Reverse Stock Split Proposal, the Charter Amendment Proposal, the Securities Issuance Proposal and the Adjournment Proposal are collectively referred to as the “Proposals.”

What are the Board’s recommendations?

Our Board recommends that you vote:

•        FOR ALL of the five directors to serve on the Board until the next annual meeting of stockholders or until their successors are elected and qualified on Proposal 1;

•        FOR the ratification of the appointment of HTL as our independent auditors to audit the financial statements as of December 31, 2025 and for the fiscal year then ending;

•        “FOR” the approval and adoption of the Plan;

•        “FOR” the approval of a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution;

•        “FOR” the approval of a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto;

•        “FOR” the approval of the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with certain Securities Purchase Agreements; and

•        “FOR” the approval of the Adjournment Proposal.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on December 1, 2025, which we refer to as the Record Date, are entitled to received notice of, and to attend and vote at, the Annual Meeting. As of the Record Date, there were 57,318,111 shares of our common stock, par value $0.0001 (the “Common Stock”), issued and outstanding. Holders of Common Stock as of the Record Date are entitled to one vote for each share held for each of the proposals.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting, and for 10 days prior to the Annual Meeting at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our 2024 Annual Report have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and the 2024 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the Annual Meeting or by proxy. There are two ways to vote by proxy:

•        By Internet — You can vote over the Internet by going to www.cstproxyvote.com and following the instructions to vote your shares; or

•        By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 12:59 p.m. (EST) on December 30, 2025. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the Proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•        FOR ALL of the five directors to serve on the Company’s Board until the next annual meeting of stockholders or until their successors are elected and qualified on Proposal 1;

•        FOR the ratification of the appointment of HTL as our independent auditors to audit the financial statements as of December 31, 2025 and for the fiscal year then ending;

•        “FOR” the approval and adoption of the Plan;

•        “FOR” the approval of a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution;

•        “FOR” the approval of a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto;

•        “FOR” the approval of the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with certain Securities Purchase Agreements; and

•        “FOR” the approval of the Adjournment Proposal.

What constitutes a quorum?

According to the Company’s Bylaws, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

What vote is required to approve each Proposal and how are votes counted?

The table below summarizes the Proposals that will be voted on, the vote required to approve the Proposals and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal 1: Director Election Proposal	Plurality of the votes cast (the five directors receiving the most “FOR” votes).	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal 2: Appointment Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal 3: Equity Incentive Plan Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal 4: Reverse Stock Split Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal 5: Charter Amendment Proposal	The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock.	“FOR” “AGAINST” “ABSTAIN”	Same as “AGAINST”	No(3)
Proposal 6: Securities Issuance Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal 7: Adjournment Proposal

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the 2025 Annual Meeting by the holders entitled to vote thereon.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

____________

(1)      Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)      A vote marked as an “ABSTENTION” is not considered a vote cast and will, therefore, not affect the outcome of this Proposal.

(3)      As this proposal is considered a non-routine matter, brokers are not permitted to exercise their discretion to vote uninstructed shares on this Proposal.

(4)      As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this Proposal.

How will shares of Common Stock represented by properly executed proxies be voted?

All shares of Common Stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•        filing with us a written notice of revocation of your proxy,

•        submitting a properly signed proxy card bearing a later date,

•        voting over the Internet, or

•        voting in person at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Co., at 800 509 5586.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the Annual Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding shares of Common Stock for their expenses in forwarding proxy solicitation materials to beneficial owners of shares of our Common Stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•        by sending a written request by mail to:

GD Culture Group Limited

111 Town Square Place, Suite #1203

Jersey City, NJ 07310

Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•        by mail, to:

GD Culture Group Limited

111 Town Square Place, Suite #1203

Jersey City, NJ 07310

Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

When are Stockholder Proposals Due for the 2026 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) must submit the proposal to our Secretary at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310 no later than August 31, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2026 Annual Meeting has been changed by more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for the 2025 Annual Meeting.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the five director nominees set forth herein. In addition, members of the Board and the executive officers may have an interest in Proposal 3 — the Equity Incentive Plan Proposal. Members of the Board and the executive officers of the Company do not have any interest in Proposal 2 — the ratification of the appointment of the Company’s independent registered public accounting firm, Proposal 4 — the Reverse Stock Split Proposal, Proposal 5 — the Charter Amendment Proposal, Proposal 6 — the Securities Issuance Proposal, or Proposal 7 — the Adjournment Proposal.

CORPORATE GOVERNANCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board and management pursue our strategic objectives for the benefit of our stockholders.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified herein. Currently, the Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Prior to establishing the committees of the Board, our entire Board handled the functions that would otherwise be handled by each of the committees.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, the management are charged with managing risk. The Company has internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function which is described in more details below.

Board Independence

Our Common Stock is listed on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Three of our directors, Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Committee of our Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees has a written charter, copies of which are available on our website at www.gdculturegroup.com. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Our Audit Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Shuaiheng Zhang serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Shuaiheng Zhang qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which is which is available on our corporate website at gdculturegroup.com.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Lei Zhang serving as the chairman of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable NASDAQ listing standards. Our Board has adopted a written charter for the Compensation Committee, which is which is available on our corporate website at gdculturegroup.com.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Mr. Lei Zhang, Mr. Yun Zhang, and Mr. Shuaiheng Zhang, with Mr. Yun Zhang serving as the chairman of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable NASDAQ listing standards. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at gdculturegroup.com.

The Nominating and Corporate Governance Committee’s duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but not limited to:

•        identifying and screening individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•        making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders;

•        overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws;

•        reviewing the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

•        identifying and making recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board, If a vacancy on the Board and/or any Board committee occurs;

•        developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;

•        reviewing and discussing with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Nominating and Corporate Governance Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable; and

•        developing and recommending to the Board for approval a Code of Ethics, to monitor compliance with the Code of Ethics, to investigate any alleged breach or violation of the Code of Ethics, to enforce the provisions of the Code of Ethics and to review the Code of Ethics periodically and recommend any changes to the Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website at gdculturegroup.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Material Proceedings

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries as defined in Item 103(c)(2), Regulation S-K.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2024, none of our directors or executive officers had pledged any shares of our Common Stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, during the year ended December 31, 2024 and the period from January 1, 2025 until the Record Date, all of the directors and officers filed the required Section 16 reports on time.

Board and Committee Meetings and Attendance

The Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2024, all of our directors attended all of the meetings held by the Board and the total number of meetings held by all committees of the Board on which they served. The independent members of the Board also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Stockholder Communication with the Board.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, GD Culture Group Limited 111 Town Square Place, Suite #1203, Jersey City, NJ 07310 for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

Considerations in Evaluating Director Nominees

Our Board is responsible for identifying, considering and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.

Our Board encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board, ability to contribute to the Board’s overall effectiveness, and the needs of the Board and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board, the Board considers these factors in the light of the specific needs of the Board at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

DIRECTOR ELECTION PROPOSAL

At the Annual Meeting, the stockholders will elect five directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Proxies submitted on the accompanying proxy card will be voted FOR ALL of the nominees listed below, unless the proxy card is marked otherwise.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until the next annual meeting of stockholders or until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Xiao Jian Wang	37	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	31	Chief Financial Officer and Director
Lei Zhang	38	Director and Chair of Compensation Committee
Yun Zhang	39	Director and Chair of Nominating and Corporate Governance Committee
Shuaiheng Zhang	62	Director and Chair of Audit Committee

Director Qualifications — General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Nominating and Corporate Governance Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Summary of Qualifications of Nominees for Director

Set forth below is a summary of some of the specific qualifications, attributes, skills and experiences of our directors which we believe qualify them to serve on our Board.

Xiao Jian Wang.    Mr. Xiao Jian Wang was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective April 21, 2023. Mr. Xiao Jian Wang was the Vice President of Business Development at Foregrowth Inc. in Vancouver, Canada, where he formulated and executed comprehensive business plans, achieving defined sales targets and driving market expansion, conducted training sessions for financial advisors, equipping them with in-depth knowledge of compliance requirements, market insights, and product features, and conducted extensive research and due diligence on potential alternative investment opportunities, resulting in successful acquisitions and partnerships. Prior to that, Mr. Wang was a Private Banking Consultant and an Interbank Commercial Paper Trader at China Minsheng Bank in Chongqing, China.

We believe Mr. Wang is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in asset management and investment, and his experience in management.

Zihao Zhao.    Mr. Zihao Zhao was appointed as the Chief Financial Officer of the Company, effective April 21, 2023. Mr. Zhao was a senior audit assistant at PricewaterhouseCoopers, PWC, Shanghai from 2016 to 2019. Mr. Wang received his Bachelor of Science in Taxation degree from Shanghai Lixin University of Accounting and Finance in 2016.

We believe Mr. Zhao is well-qualified to serve as a member of our board due to his expertise in accounting.

Lei Zhang.    Mr. Zhang was appointed as a director, chair of the Compensation Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective on April 26, 2024. Mr. Lei Zhang has more than 10 years of experience in accounting. Since 2018, he holds the position of Assistant Professor of Accounting at Simon Fraser University. His research contributions have been recognized, including receiving the Vanderbilt Music City Accounting Research Conference Best Paper Award in June 2022. Mr. Lei Zhang’s teaching experience spans courses such as Business Ethics and Corporate Social Responsibility, Introduction to Managerial Accounting, and Intermediate Managerial Accounting. His academic journey reflects a commitment to excellence and a passion for advancing accounting knowledge. Mr. Lei Zhang earned his Ph.D. in Accounting from the University of British Columbia in 2018.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his experience in the accounting industry.

Yun Zhang.    Mr. Yun Zhang was appointed as a director, chair of the Nominating Committee, and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective on April 26, 2024. Mr. Yun Zhang has extensive experience across various roles, currently serves as a Consultant at China Machinery Engineering Corporation in Vancouver since September 2018. In this capacity, Mr. Yun Zhang is responsible for promoting and negotiating projects with local companies on behalf of the Chinese State-Owned Company. Prior to this, from September 2017 to September 2018, Mr. Yun Zhang held the position of Purchasing Manager at Homemax Building Supplies Inc., Vancouver, where they implemented annual purchasing plans, managed contracts, and ensured optimal inventory levels. Earlier in their career, from January 2015 to September 2017, Mr. Yun Zhang served as the Accountant Manager at China GEZHOUBA Group Company Limited in Wuhan, China. In this role, he focused on generating comprehensive reporting packages, including business performance results, and compiled reviewed financial data for effective projections. Mr. Yun Zhang diverse professional journey spans different industries and responsibilities, showcasing their adaptability and expertise. Mr. Yun Zhang earned his bachelor’s degree in Accounting from the University of Adelaide in 2011.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his extensive management experience.

Shuaiheng Zhang.    Mr. Shuaiheng Zhang was appointed as a director and a member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Audit Committee of the Company, effective February 9, 2023. Mr. Shuaiheng Zhang, has more than 40 years of working experience in management. Since September 2019, Mr. Shuaiheng Zhang has been the general manager at Sunwoda Huizhou New Energy Co., Ltd., a high-tech enterprise with research and development, design, production and sale of lithium-ion battery cell and module and a wholly owned subsidiary of Sunwoda Electronic Co., Ltd., a company listed on the Growth Enterprise Market of Shenzhen Stock Exchange since 2011. From October 1994 to July 2013, Mr. Shuaiheng Zhang was the general manager and vice chairman of the board at Shenzhen SEG Co., Ltd., a company listed on the main board of Shenzhen Stock Exchange that are engaged in development of electronic information industry and electronic product trading market. From July 2013 to December 2015, Mr. Shuaiheng Zhang was the vice general manager at Shenzhen SI Semiconductors Co., Ltd., a power semiconductor device manufacturer. From December 2015 to September 2019, Mr. Shuaiheng Zhang was the general manager and chairman of the board of Shenzhen SEG Longyan Energy Technology CO., Ltd., a subsidiary of Shenzhen SEG Co., Ltd. Mr. Shuaiheng Zhang received his bachelor degree In mechanical engineering from Xidian University and his master degree in computer science from Tsinghua University. Mr. Zhang has more than 40 years of working experience in management.

We believe Mr. Zhang is well-qualified to serve as a member of our board due to his extensive management experience.

Required Vote of Stockholders

Each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR ALL” OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Xiao Jian Wang and Mr. Zihao Zhao, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth below:

Name	Age	Position
Xiao Jian Wang	37	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	31	Chief Financial Officer and Director
Lu Cai	35	Chief Operating Officer

Ms. Lu Cai

Ms. Lu Cai was appointed as the Chief Operating Officer of the Company, effective February 9, 2023. Ms. Lu Cai, has over 10 years of extensive experience in financial management and consulting. Since July 2020, Ms. Lu Cai has been the Chief Executive Officer of Beijing Boda Shengshi Financial Consulting Co., Ltd, a firm that offers initial public offering and pre-marketing consulting services in China. From July 2017 to May 2020, Ms. Lu Cai was a Vice President of SINO-TONE Beijing Consulting Co., Ltd, a consulting firm based in Beijing, China. Ms. Lu Cai graduated from Beijing Foreign Studies University.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to the Company in all capacities for our fiscal years ended December 31, 2024 and 2023 provided by (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Xiao Jian Wang	2024	50,000	—	—	—	—	50,000
CEO, President, Chairman of the Board, and Director (since April 21, 2023)	2023	34,725	65,275	—	—	—	100,000
Zihao Zhao	2024	30,000	—	—	—	—	30,000
CFO (since April 21, 2023)	2023	20,833	—	—	—	—	20,833
Cai Lu	2024	—	—	—	—	—	—
COO (since February 9, 2023)	2023	—	—	—	—	—	—

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2024

During the fiscal year ended December 31, 2024, no shares of Common Stock were granted to our officers and directors under the plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers. Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Non-Employee Director Compensation

The following table represents compensation earned by our non-executive directors in 2024.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Lei Zhang (since April 26, 2024)	—	—	—	—	—
Yun Zhang (since April 26, 2024)	—	—	—	—	—
Shuaiheng Zhang (since February 9, 2023)	—	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Except for the employment agreements previously entered into between us and certain of our named executive officers, and the related party transaction described below, none of our directors or named executive officers, nor any person who owned of record or was known to own beneficially more than 5% of the outstanding shares of our Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect us.

Other payables — related parties:

Name of related party	Relationship	Nature	December 31, 2024	December 31, 2023
Xiaojian Wang	Chief Executive Officer	Accrued compensations	$50,000	$—
Xiaojian Wang	Chief Executive Officer	Interest-free loans to the Company	349,485	—
Xiaojian Wang	Chief Executive Officer	Invoices paid on behalf of the Company	50,000	—
Zihao Zhao	Chief Finance Officer	Accrued compensations	50,833	20,833
Zihao Zhao	Chief Finance Officer	Reimbursement	1,948	—
Total			$502,266	$20,833

As of December 31, 2024 and 2023, the balance of other payables — related parties were $502,266 and $20,833, respectively, mainly consisted of accrued compensations of the Company’s officers and interest-free loans received from the Company’s officers.

For the year ended December 31, 2024 and 2023, the Company recorded compensation expenses to its officers amounted to $80,000 and $120,833, respectively, for their services provided to the Company.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mr. Shuaiheng Zhang, Mr. Lei Zhang and Mr. Yun Zhang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

The percentage ownership information shown in the table below is based on that there were 57,318,111 shares of Common Stock outstanding as of the Record Date. Unless otherwise noted, the business address of each of the following entities or individuals is 111 Town Square Place, Suite #1203, Jersey City, NJ 07310.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Xiao Jian Wang, Chief Executive Officer, President and Chairman of the Board	—	—
Zihao Zhao, Chief Financial Officer	—	—
Lu Cai, Chief Operating Officer	—	—
Lei Zhang, Director	—	—
Shuaiheng Zhang, Director	—	—
Yun Zhang, Director	—	—
All officers and directors as a group (6 persons):	—	—

5% Beneficial Owner
None

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected HTL to serve as the independent registered public accounting firm of the Company to audit our financial statements as of December 31, 2025 and for the fiscal year then ending.

We are asking our stockholders to approve and ratify the appointment of HTL as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of HTL to our stockholders for approval and ratification as a matter of good corporate practice. In the event our stockholders fail to approve and ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

Representatives of HTL is not expected to be present at the Annual Meeting and therefore will not (i) have the opportunity to make a statement if they so desire or (ii) be available to respond to questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to the Company’s independent registered public accounting firms for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by HTL in connection with regulatory filings. The aggregate fees billed by HTL for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2024 and 2023 totaled $180,000 and $140,000, respectively.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2024 and 2023, we did not pay HTL for consultations concerning financial accounting and reporting standards.

Tax Fees.    We did not pay HTL for tax services for the years ended December 31, 2024 and 2023.

All Other Fees.    We did not pay HTL for other services for the years ended December 31, 2024 and 2023.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us.

Required Vote of Stockholders

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain Salberg.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF AUDITOR APPOINTMENT DESCRIBED IN PROPOSAL NO. 2.

PROPOSAL 3

EQUITY INCENTIVE PLAN PROPOSAL

The Board has declared advisable, adopted and is submitting for stockholder approval, the Company’s 2025 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the Company, which interest may be measured by reference to the value of our shares of Common Stock.

If approved by the Company’s stockholders, the Plan will be effective as of the date this proposal is approved. Capitalized terms used but not defined in this Proposal No. 3 shall have the meaning ascribed to them in the Plan, a copy of which is attached hereto as Annex A. The following description is qualified in its entirety by reference to the Plan.

Description of the Plan

Administration.    Our Board will administer the Plan. The Board may appoint a committee as the administrator of the Plan in accordance with applicable laws. The Board will have the authority to determine the terms and conditions of any agreements evidencing any Awards granted under the Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. Our Compensation Committee will have full discretion to administer and interpret the Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable.

Eligibility.    Current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the Plan.

Number of Shares Authorized.    The Plan provides for an aggregate of 1,600,000 shares of Common Stock to be available for awards, which amount is subject to automatic increase by a certain amount each calendar year pursuant to the terms of the Plan. If an award is forfeited, the shares of Common Stock subject to such award will again be made available for future grant. Shares of Common Stock that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the Plan.

Each share of Common Stock subject to an Option or Share Appreciation Right will reduce the number of shares of Common Stock available for issuance by one share, and each share of Common Stock underlying an Award of Shares and Restricted Share Units will reduce the number of shares of Common Stock available for issuance under the Plan by one share.

If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our Plan, the number of shares covered by awards then outstanding under our Plan, the limitations on awards under our Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The Plan will have a term of ten (10) years and no further awards may be granted under the Plan after that date.

Awards Available for Grant.    Our Compensation Committee may grant awards of Shares, Restricted Share Units, Options, Share Appreciation Rights, Dividend Equivalents, other Share-based awards, or any combination of the foregoing.

Share Awards.    Our board of directors shall have full power and authority, exercisable in its sole discretion, to grant share awards either as vested or unvested shares of Common Stock, through direct and immediate issuances. Each share award shall be evidenced by an award agreement in the form approved by the board of directors. Unless our board of directors determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested share awards is forfeited.

Restricted Share Unit Awards.    Our board of directors shall have the full power and authority, exercisable in its sole discretion, to grant Restricted Share Unit Awards evidenced by an award agreement in the form approved by the board of directors. Unless our board of directors determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited.

Options.    The board of directors shall have full power and authority, exercisable in its sole discretion, to grant Options evidenced by an award agreement in the form approved by the board of directors. The term of each Option shall be stated in the award agreement, provided that the term shall be no more than 10 years from the date of grant. Options granted shall be vested annually over a span of four years, unless otherwise stated in the award agreement.

Share Appreciation Rights.    The board of directors may grant share appreciation rights to Participants. The base price of a share appreciate right shall be determined by the board of directors and set forth in the applicable award agreement, provided that it is no less than 100% of the fair market value of an shares of Common Stock of the Company on the date of grant. The terms and conditions of Share Appreciation Rights shall be evidence by an award agreement approved by the board of directors.

Transferability.    Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than (i) by instrument to an inter vivos or testamentary trust in which the award is to be passed to beneficiaries upon the death of the trustor (settlor) or (ii) to a family member of the Participant through a gift or domestic relations order.

Change in Control.    Except to the extent otherwise provided in an Award agreement or as determined by the board of directors in its sole discretion, in the event of a change in control, any award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a change of control shall, unless otherwise determined by the board of directors, apply to any payment or other right a Participant may be entitled to under the Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of shares of Common Stock of the Company with respect to the change of control, but only to extent permitted by applicable law.

The shares of Common Stock underlying this Plan as of December 1, 2025, had an aggregate market value of approximately $6.45 million on the Nasdaq.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. This discussion is not intended to be specific income tax advice on which we or any participant will rely.

Options.    There are a number of requirements that must be met for a particular option to be treated as a qualified option. One such requirement is that shares of Common Stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified share option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified share option. Upon the exercise of a non-qualified share option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Tax Withholding.    Ordinary income recognized on vesting of restricted shares, and settlement of restricted share units is subject to income and employment tax wage withholding, unless the participant is a non-employee director or consultant. The board of directors may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by payment in cash, withholding from the participant’s other compensation, electing to have shares withheld, and/or delivering to us already-owned shares of our shares of Common Stock.

Share Awards.    The federal income tax consequences of share awards will depend upon the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if shares are granted subject to a “substantial risk of forfeiture” (for example, conditioned upon the future performance of substantial services by the participant) and are nontransferable, a participant will not be subject to tax upon the grant of an award of shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an share award becomes transferable or is no longer subject to a “substantial risk of forfeiture”, the participant will recognize taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will recognize taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Restricted Share Unit Awards.    A participant will not be subject to tax upon the grant of a restricted share unit award. Rather, upon the delivery of shares or cash pursuant to a restricted share unit award, the participant will have ordinary income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Appreciation in value of the shares after the settlement date will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements. The company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Share Appreciation Rights (SARs).    In general, no income will be recognized by a participant upon grant of a SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

Section 409A.    A participant receiving an award that is subject to, but fails to comply with, the deferred compensation requirements of Section 409A of the Code (“Section 409A”) may be subject to a penalty tax of 20% of the income from such award plus interest charges, in addition to ordinary income tax. Failure to comply with Section 409A also may result in an acceleration of the timing of income taxation of such awards. Awards granted under the 2020 Plan are intended to be exempt from or to comply with the rules of Section 409A.

Section 162(m) Limitation.    In general, Section 162(m) of the Code and the regulations thereunder deny a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and other officers. The Plan is intended to satisfy an exception with respect to grants of options to covered employees. Prior to the enactment of the Tax Cuts and Jobs Act, certain compensation was exempt from this $1 million limitation on deductibility if such compensation qualified as “performance-based compensation.” However, effective for tax years commencing after December 31, 2017, the performance-based compensation exemption was eliminated and the limitation on deductibility was expanded to include all named executive officers. As a result, the Company’s tax deductions for grants under the 2020 Plan may be limited or eliminated as a result of the application of Section 162(m) of the Code.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to Proposal 3.

Interests of Officers and Directors in this Proposal

Our officers and directors may have an interest in in this proposal as our officers and directors are eligible to participate in the Plan.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 3.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EQUITY INCENTIVE PLAN PROPOSAL — PROPOSAL NO. 3.

PROPOSAL 4

REVERSE STOCK SPLIT PROPOSAL

The Board has declared advisable and is submitting for stockholder approval, a proposal to approve to approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution.

General

The Board believes that it is in the best interest of the Company and the stockholders, and is hereby soliciting stockholder approval, to approve giving the Board discretion to effect a reverse stock split of the Company’s authorized and issued shares of capital stock, at a ratio of ranging between 1-for-2 and 1-for-250 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution (the “Effective Date”).

The approval of the Reverse Stock Split requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the Company’s stockholders approve this proposal, the Board will have authority to implement the Reverse Stock Split at any time after the approval of the Reverse Stock Split and before the one-year anniversary of the date of approval of this resolution, at a ratio to be determined by the Board in its sole discretion (such ratio being no less than 1-for-2 and no greater than 1-for-250).

The exact ratio to be chosen by the Board will be determined as to what is in the best interests of the Company, as the Board expects that it will increase the trading price of the Common Stock.

The Reverse Stock Split will be implemented simultaneously for all authorized, issued and outstanding shares. The Reverse Stock Split will affect all stockholders uniformly and will have no effect on the proportionate holdings of any individual stockholder, with the exception of adjustments related to the treatment of fractional shares (see below under the subheading “Fractional Shares”).

If the Reverse Stock Split proposal is approved by stockholders at the Annual Meeting, the Board will not be obligated to effect the Reverse Stock Split and the Board may decide not to effect the Reverse Stock Split.

Registration and Trading of the Common Stock

The Reverse Stock Split will not affect the registration of the Common Stock or the Company’s obligation to publicly file financial and other information with the U.S. Securities and Exchange Commission (the “SEC”). When the Reverse Stock Split is implemented, the Common Stock will begin trading on a post-split basis on the Effective Date that the Company announces by press release. In connection with the Reverse Stock Split, the CUSIP number of the Common Stock (which is an identifier used by participants in the securities industry to identify the Common Stock) will change.

Fractional Shares

No fractional shares will be issued to any stockholders in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split shall be rounded up such that each stockholder will be entitled to receive one share of Common Stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.

Authorized Share Capital

At the time the Reverse Stock Split is effective, the Company’s authorized share capital will be consolidated at the same ratio meaning there will be a reduction in the authorized share capital of the Company by a factor of between 2 and 250 (as set out above under the subheading “General”).

Street Name Holders of Shares of Common Stock

The Company intends for the Reverse Stock Split to treat stockholders holding shares of Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures. Accordingly, stockholders holding shares of Common Stock in street name should contact their nominees.

Share Certificates

Mandatory surrender of certificates is not required by the Company’s stockholders. The Company’s transfer agent will adjust the record books of the Company to reflect the Reverse Stock Split as of the Effective Date. New certificates will not be mailed to stockholders.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to Proposal 4.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a direct interest in in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 4.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

CHARTER AMENDMENT PROPOSAL

The Board has declared advisable and is submitting for stockholder approval, the adoption of a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto.

The purpose of the Certificate of Amendment is to update Article 3 of the Articles of Incorporation of the Company, where such paragraph describes the authorized capital stock of the Company.

No Appraisal Rights

No appraisal rights are available under the Nevada Revised Statutes or under our Articles of Incorporation, or our Bylaws, as amended, with respect to Proposal 5.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have a direct interest in in this proposal.

Required Vote of Stockholders

The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required to approve Proposal 5.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

SECURITIES ISSUANCE PROPOSAL

Summary

The Board approved the issuance of shares of Common Stock pursuant to certain securities purchase agreements (the “Securities Purchase Agreement”) the Company entered into with certain investors (the “Purchasers”) on May 2, 2025.

Background

Pursuant to the Securities Purchase Agreement, the Company agreed to the sale of 1,115,600 shares of Common Stock (the “Shares”) at $0.524 per share and 9,380,582 pre-funded warrants (the “Pre-Funded Warrants”) at $0.523 per warrant (the “Offering”). The Company received gross proceeds in the amount of $5,500,000, before deducting placement agent’s fees and accountable expenses and other estimated expenses. The Company plans to use the proceeds from the offering for working capital purposes.

Each Pre-funded Warrant is exercisable for one share of the Common Stock of the Company. “Pre-funded” refers to the fact that the purchase price of the Pre-Funded Warrants includes almost the entire exercise price that will be paid under the Pre-funded Warrants, except for a nominal remaining exercise price of $0.001. The Pre-funded Warrants will be exercisable after issuance and will expire five (5) years from the date of issuance. The Pre-funded Warrants are first exercisable the date on which the Company obtains stockholder approval approving the exercise of the Pre-Funded Warrants and will be exercisable until the Pre-Funded Warrants are exercised in full. The holder of a Pre-funded Warrant will not be deemed a holder of our underlying Common Stock until the Pre-funded Warrant is exercised.

In the Securities Purchase Agreement, the Purchaser represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Shares and the Pre-funded Warrants were issued and sold by the Company to the Purchasers in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

In connection with the Offering, on May 2, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Univest Securities, LLC (the “Placement Agent”). The Company agreed to pay the Placement Agent a total cash fee equal to seven percent (7%) of the aggregate gross proceeds raised in this Offering. The Company has also agreed to reimburse the Placement Agent for all reasonable and out-of-pocket expenses incurred in connection with the Offering, including reasonable fees and expenses of the Placement Agent’s legal counsel and due diligence analysis up to $20,000.

Effect of Issuance of Additional Securities

The issuance of the securities described above could result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially owns a significant amount of shares of our Common Stock, it could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of the shares of Common Stock pursuant to the Agreement.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

The issuance of the shares of Common Stock pursuant to the Agreement was therefore approved by the Board and Majority Stockholders pursuant to Nasdaq Rule 5635(d).

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 6.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7

ADJOURNMENT PROPOSAL

At the Annual Meeting, we may ask our stockholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares authorized to vote present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares authorized to vote present or represented by proxy voting in favor of all of the proposals, our Board may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 7.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 7.

SMALLER REPORTING COMPANY

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.gdculturegroup.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission with HTL, its independent auditors.

The Audit Committee has received the written disclosures and the letter from HTL required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with HTL its independence.

Based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

The Audit Committee of the Board of Directors

Shuaiheng Zhang, Chairman
Yun Zhang
Lei Zhang

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the Proposals presented above. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

ADDITIONAL INFORMATION

2024 ANNUAL REPORT

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to contacting the Corporate Secretary, GD Culture Group Limited, 111 Town Square Place, Suite #1203, Jersey City, NJ 07310. A copy of our 2024 Annual Report is also made available on our website www.gdculturegroup.com.

Date: December 23, 2025	By Order of the Board of Directors
/s/ Xiao Jian Wang
Xiao Jian Wang
Chief Executive Officer

Annex A

GD CULTURE GROUP LIMITED

2025 SHARE INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this GD Culture Group Limited 2025 Share Incentive Plan are to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors (and prospective directors, officers, managers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of shares of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board, a Committee or any delegate of the Board or a Committee, in any case acting in its capacity as administrator of the Plan, as described in Section 5.

(b)  “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(c)  “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, any Share Exchange rules or regulations, and the applicable laws, rules or regulations of any jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(d)  “Award” means any of the following awards authorized for issuance or grant under the Plan: Options, share appreciation rights, Share awards, restricted share units, dividend equivalents or other Share-based awards.

(e)  “Award Agreement” means a written document (which may be in electronic form), the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Award granted under the Plan and includes any documents attached to or incorporated into such Award Agreement, including, but not limited to, a notice of grant, purchase agreement, or exercise notice, as applicable.

(f)   “Board” means the Board of Directors of the Company.

(g)  “Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) any material breach by Participant of any material written agreement between Participant and any of the Company, its Parent or Subsidiary, as the case may be, and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with material written policies or rules of the Company, its Parent or Subsidiary, as the case may be, as they may be in effect from time to time; (iii) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or chief executive officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (v) Participant’s commission of or participation in an act of fraud against the Company, its Parent or Subsidiary; (vi) Participant’s intentional material damage to the Company’s business, property or reputation; (vii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company, its Parent or Subsidiary,

Annex A-1

or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company, its Parent or Subsidiary; or (viii) any breach by Participant of any non-disclosure undertakings/agreements or non-competition undertakings/agreements between Participant and the Company, its Parent or Subsidiary. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or disability. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment, consulting or other service relationship at any time, and the term “Company” will be interpreted to include any Parent or Subsidiary, or any successor thereto, if appropriate.

(h)  “Change of Control” means (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) any of the following transactions, provided, however, that the Administrator shall determine under (iii) and (iv) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) an amalgamation, arrangement or consolidation or scheme of arrangement (A) in which the Company is not the surviving entity, and (B) following which the holders of the voting securities of the Company do not continue to hold more than 50% of the combined voting power of the voting securities of the surviving entity;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period (“Incumbent Directors”) or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by two-thirds of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director;

(iv) any reverse takeover or series of related transactions culminating in a reverse takeover (including, but not limited to, a tender offer followed by a reverse takeover) in which the Company is the surviving entity but (A) the Company’s equity securities outstanding immediately prior to such takeover are converted or exchanged by virtue of the takeover into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such takeover or the initial transaction culminating in such takeover, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Change of Control; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Change of Control.

(i)    “Code” means the United States Internal Revenue Code of 1986, as amended.

(j)   “Committee” means one or more committees of the Board consisting of two or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee of the Board) appointed by the Board to administer the Plan in accordance with Section 5 below.

(k)  “Company” means GD Culture Group Limited, a Nevada corporation, together with its successors and assigns.

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(l)   “consultant” means any individual consultant or advisor who renders services to the Company, or any Parent or Subsidiary and is compensated for such services, and any director of the Board, or the board of directors of any Parent or Subsidiary whether compensated for such services or not.

(m) “Continuous Service Status” shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(n)  “Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a person, directly or indirectly, or by effective control whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than 50% of the votes entitled to be cast at a meeting of the members or stockholders of such person or power to control the composition of the board of directors of such person; the terms “Controlled” and “Controlling” have the meaning correlative to the foregoing.

(o)  “Director” means a member of the Board.

(p)  “Disability” means (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) that the Participant qualifies to receive long-term disability payments under the Participant’s employer’s long-term disability insurance program, as it may be amended from time to time, regardless of whether the Participant is covered by such policy. If the Participant’s employer does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the foregoing, with respect to any Incentive Share Option, “Disability” shall mean “disability” within the meaning of Section 22(e)(3) of the Code.

(q)  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(r)   “Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (i) the closing per Share sales price of the Shares (A) as reported for such date by the stock exchange on which the Shares are listed or (B) if the Shares (or other securities representing the Shares) are listed on any other national stock exchange, as reported on the stock exchange composite tape for securities traded on such stock exchange for such date or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Administrator.

(s)  “Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

(t)   “Incentive Share Option” means an Option intended to, and which does, in fact, qualify as an incentive share option within the meaning of Section 422 of the Code.

(u)   “Nonstatutory Share Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Share Option.

(v)  “Option” means a share option granted pursuant to the Plan.

(w) “Optioned Shares” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

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(x)   “Optionee” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors of the Company or its Affiliates who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates, as the case may be) who received the Option.

(y)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(z)  “Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.

(aa)“Plan” means this GD Culture Group Limited 2025 Share Incentive Plan.

(bb) “Plan Effective Date” has the meaning set forth in Section 7.

(cc)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(dd)“Share” means the Company’s common stock, par value $0.0001 per share, of the Company (and any stock, shares or other securities into which such Common Stock may be converted exchanged) as such shares may be altered, reclassified, redesignated, divided, subdivided, consolidated, or otherwise adjusted from time to time in accordance with Section 17 below.

(ee)“Share Exchange” means any share exchange or consolidated share price reporting system on which prices for the Shares are quoted at any given time.

(ff)  “Subsidiary” means any corporation or other entity (i) of which a majority of the outstanding voting shares or voting power is owned or directed directly or indirectly by the Company, or (ii) that is Controlled by or under common Control with the Company. Notwithstanding the foregoing, with respect to any Incentive Share Option, “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(gg)“Ten Percent Holder” means a person who owns shares (as determined under Code Section 424(d)) representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

(hh)(“Withholding Taxes” shall mean the applicable federal, state, local and foreign income and employment withholding taxes and other payments to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

3. Awards. Awards under the Plan may consist of (i) Options, (ii) share appreciation rights, (iii) share awards, (iv) restricted share units, (iv) dividend equivalents and (v) other share-based awards.

4. Shares Subject to the Plan.

(a) Subject to the provisions of Section 17 below, the maximum aggregate number of Shares that may be issued under the Plan is 1,600,000. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares (subject to Applicable Laws), including Shares repurchased by the Company on the open market.

(b) [Reserved].

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(c) If an Award should expire, terminate, be forfeited or cancelled or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to Section 14, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares that are retained by the Company, and any Shares tendered by the Participant, in either case, upon exercise of an Award in order to satisfy the exercise or purchase price for such Award, and Shares withheld by the Company or tendered by the Participant in payment of the withholding taxes relating to an Award, shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan. Upon the exercise of any share appreciation right under the Plan, the number of Shares available for issuance under the Plan shall be reduced only by the net number of Shares actually issued by the Company upon such exercise.

(d) Notwithstanding the foregoing, subject to the provisions of Section 17 below, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Share Options shall be the number set forth in the first sentence of Section 4(a) plus, to the extent allowable under Section 422 of the Code and the United States Treasury Regulations promulgated thereunder, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 4. Such share limitation shall automatically be increased pursuant to the provisions of subsection (b) above.

(e) Outstanding Awards granted pursuant to the Plan shall in no way effect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(f) Substitute Awards (as defined below) shall not reduce the Shares authorized for issuance under the Plan, nor shall Shares subject to a terminated, cancelled or forfeited Substitute Award be added to the Shares available for issuance under the Plan as provided above. Additionally, in the event that a company acquired by the Company or any Subsidiary (or Parent) or with which the Company or any Subsidiary (or Parent) combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan (and Shares subject to such Awards shall not be added to the Shares available for issuance under the Plan as provided above), provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or consultants prior to such acquisition or combination. For purposes of this section, “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary (or Parent) or with which the Company or any Subsidiary (or Parent) combines.

5. Administration of the Plan.

(a) General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board in accordance with Applicable Laws. The Plan may be administered by different Committees (that may be different administrative bodies) with respect to different classes of Participants, as determined by the Board and as may be required by Applicable Laws. If permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Participants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board. The Board may, at any time, terminate the functions of any Committee or officer under the Plan and resume all powers and authority previously delegated to such Committee or officer. Decisions of the Administrator shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 5, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with

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or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3, to the extent permitted or required by such provision.

(c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:

(i) to determine the Fair Market Value in accordance with the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Participants to whom Awards may from time to time be granted and the time or times when those Awards are to be made;

(iii) to determine the number of Shares to be covered by each Award;

(iv) to approve the form(s) of agreement(s) and other related documents used under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, the maximum term for which an Award is to remain outstanding, the cash consideration (if any) payable for the Shares under an Award, the form (cash or Shares) in which the Award is to be settled, the status of a granted Option as either an Incentive Share Option or Nonstatutory Share Option, and any restriction or limitation regarding any Award, or Optioned Shares;

(vi) to amend any outstanding Award or agreement related to any Optioned Shares or Award, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;

(vii) subject to Applicable Laws, to implement a repricing program, as set forth in Section 14, and establish the terms and conditions of such program without consent of the holders of capital stock of the Company, provided that no amendment or adjustment to an Option or SAR that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

(viii) to approve addenda pursuant to Section 24 below or to grant Awards to, or to modify the terms of, any outstanding Award Agreement or any agreement related to any Optioned Shares or Award held by Participants who are foreign nationals or employed outside of the Unites States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences;

(ix) implement any procedures, steps, additional or different requirements as may be necessary to comply with any laws of any other country that may be applicable to the Plan, any Award or any related documents, including but not limited to foreign exchange laws, tax laws and securities laws of any other applicable country; and

(x) to construe and interpret the terms of the Plan, any Award Agreement, and any agreement related to any Optioned Shares or Awards, which constructions, interpretations and decisions shall be final and binding on all Participants.

(d) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), and of the Board, and any delegate of the Board or a Committee, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such

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claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Memorandum and Articles of Association, as amended from time to time, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

6. Eligibility.

(a) Recipients of Grants. Participants are eligible to participate in the Plan.

(b) No Employment or Service Rights. Neither the Plan nor any Award shall confer upon any Participants any right with respect to continuation of an employment, consulting or other service relationship with the Company (any Parent or Subsidiary), nor shall it interfere in any way with such Participants’ right or the Company’s (Parent’s or Subsidiary’s) right to terminate his or her employment, consulting or other service relationship at any time, with or without Cause.

7. Term of Plan. The Plan became effective upon the approval of the stockholders (the “Plan Effective Date”) and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 21 below. All Awards outstanding at the time of the termination of the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing those Awards.

8. Options.

(a) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant Options evidenced by an Award Agreement in the form approved by the Administrator.

(b) Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Share Option or a Nonstatutory Share Option. Nonstatutory Share Options may be granted to Participants. Incentive Share Options may be granted only to employees.

(c) Term of Option. The term of each Option shall be the term stated in the Award Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(d) Vesting Schedule. Unless otherwise stated in the Award Agreement, 25% of the Options granted to each Optionee shall be vest at each anniversary following the date of grant, subject to the Optionee’s Continuous Service with the Company through the applicable vesting date.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be subject to the following:

(1) In the case of an Incentive Share Option, the per Share exercise price shall be the Fair Market Value on the date of grant;

(2) Except as provided in subsection (3) below, in the case of a Nonstatutory Share Option the per Share exercise price shall be such price as is determined by the Administrator, and may be a fixed or variable price, provided that, if the per Share exercise price is or could be less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, and provided further that the per Share exercise price of an Option granted to a U.S. taxpayer shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option; and

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

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(ii) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Share Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of any of the following forms of consideration, to the extent permitted under, and in accordance with, Applicable Laws:

(1) cash or check denominated in U.S. dollars, or any other local currency;

(2) other previously owned Shares (whether delivered in the form of actual stock certificates or through attestation of ownership) that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that such Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance;

(3) Shares otherwise issuable under the Option but withheld by the Company in satisfaction of the exercise price, with such withheld Shares to be valued at Fair Market Value on the exercise date;

(4) to the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (A) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (B) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm on such settlement date in order to complete the sale.

(5) such other consideration and method of payment permitted under Applicable Laws; or

(6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(f) Exercise of Option.

(i) General.

(1) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Award Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent or Subsidiary, and/or the Optionee. Notwithstanding the foregoing, unless otherwise stated in the Award Agreement, any Option granted hereunder shall vest in accordance with the vesting schedule as stated in the Plan.

(2) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable. Further, the Administrator may impose on any Optionee, or all Optionees, reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator.

(3) Procedures for and Results of Exercise. Unless otherwise set forth in the Award Agreement, an Option shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 16 below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Continuous Service Status. The Administrator shall establish and set forth in the applicable Award Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status. During the applicable post-Continuous Service Status exercise

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period (as set forth in the Award Agreement), the Option may not be exercised for more than the number of vested Optioned Shares for which the Option is at the time exercisable. No additional Optioned Shares shall vest under the Option following the Optionee’s cessation of Continuous Service Status except to the extent (if any) specifically authorized by the Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any Optioned Shares for which the Option has not been exercised. Notwithstanding the foregoing, the Administrator shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to: (A) extend the period of time for which the Option is to remain exercisable following the Optionee’s cessation of Continuous Service Status from the limited exercise period otherwise in effect for that Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the Option term; and/or (B) permit the Option to be exercised, during the applicable post-Continuous Service Status exercise period, not only with respect to the number of vested Optioned Shares for which such Option is exercisable at the time of the Optionee’s cessation of Continuous Service Status but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Continuous Service Status.

(f) ISO $100,000 Limitation. Notwithstanding any designation under Section 8(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which one or more options designated as incentive share options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess portion of the options shall be treated as nonstatutory share options. For purposes of this Section 8(f), incentive share options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive share option shall be determined as of the date of the grant of such option.

9. Share Appreciation Rights. A share appreciation right or “SAR” is a right to receive a payment, in cash and/or Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the “base price” of the Award, which base price shall be determined by the Administrator and set forth in the applicable Award Agreement; provided, however, that the base price of a SAR granted to a U.S. taxpayer shall not be less than 100% of the fair market value of an Share on the date of grant of the SAR. The maximum term of a SAR shall be 10 years. The terms and conditions of a SAR shall be evidence by an Award Agreement in the form approved by the Administrator.

10. Share Awards.

(a) Share Awards. A share award is an award of Shares issued for such cash or other valid consideration as determined by the Administrator.

(b) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant share awards either as vested or unvested Shares, through direct and immediate issuances. Each share award shall be evidenced by an Award Agreement in the form approved by the Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(c) Consideration. Shares may be issued under a share award for any of the following items of consideration, which the Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Company;

(ii) past services rendered to the Company (or any Parent or Subsidiary); or

(iii) any other valid consideration, as determined in accordance with Applicable Laws.

(d) Vesting Provisions.

(i) Share awards may, in the discretion of the Administrator, be fully and immediately vested upon issuance as a bonus for service rendered or may vest in one or more installments over the Participant’s period of Continuous Service Status and/or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any share award shall be determined by the Administrator and incorporated into the Award Agreement.

(ii) The Administrator shall also have the discretionary authority to structure one or more share awards so that the Shares subject to those Awards shall vest upon the achievement of pre-established performance

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objectives based on one or more performance goals and measured over the performance period specified by the Administrator at the time of the grant of the Award.

(iii) Should the Participant cease to remain in Continuous Service Status while holding one or more unvested Shares issued under a share award or should the performance objectives not be attained with respect to one or more such unvested Shares, then those Shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those Shares. To the extent the surrendered Shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered Shares or (ii) the Fair Market Value of those Shares at the time of cancellation.

(iv) The Administrator may in its discretion waive the surrender and cancellation of one or more unvested Shares which would otherwise occur upon the cessation of the Participant’s Continuous Service Status or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the Shares as to which the waiver applies.

11. Restricted Share Units.

(a) RSUs. A restricted share unit or “RSU” is a right to receive a Share (or an amount based on the value of the Share) upon vesting or upon the expiration of a designated time period following the vesting of the Award.

(b) Authority. The Administrator shall have the full power and authority, exercisable in its sole discretion, to grant RSUs evidenced by an Award Agreement in the form approved by the Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(c) Terms. Each RSU Award shall entitle the Participant to receive the Shares underlying that Award (or an amount based on the value of the Shares) upon vesting or upon the expiration of a designated time period following the vesting of those Awards. Payment of Shares underlying a RSU Award (or any amount based on the value of the Shares) may be deferred for a period specified by the Administrator at the time the RSU is initially granted or (to the extent permitted by the Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Applicable Laws (including Code Section 409A). RSUs subject to performance vesting may also be structured so that the underlying Shares are convertible into Shares (or a payment based on the value of the Shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

(d) Vesting Provisions.

(i) RSUs may, in the discretion of the Administrator, vest in one or more installments over the Participant’s period of Continuous Service Status or upon the attainment of specified performance objectives.

(ii) The Administrator shall also have the discretionary authority to structure one or more RSU Awards so that the Shares subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more performance goals and measured over the performance period specified by the Administrator at the time of the grant of the Award.

(iii) Outstanding RSUs shall automatically terminate without any payment if the designated performance goals or Continuous Service Status requirements established for those Awards are not attained or satisfied. The Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of RSUs as to which the designated performance goals or Continuous Service Status requirements have not been attained or satisfied.

(iv) Payment. RSUs that vest may be settled in (i) cash, (ii) Shares valued at Fair Market Value on the payment date or (iii) a combination of cash and Shares, as determined by the Administrator in its sole discretion.

12. Dividend Equivalents.

Annex A-10

(a) Authority. The Administrator shall have full power and authority, exercisable in its sole discretion, to grant dividend equivalent rights evidenced by an Award Agreement in the form approved by the Administrator, provided however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

(b) Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan, except dividend equivalent rights shall not be granted in connection with an Option, share appreciation right or cash incentive award. The term of each dividend equivalent right award shall be established by the Administrator at the time of grant, but no such award shall have a term in excess of 10 years.

(c) Entitlement. Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than Shares), which is made per issued and outstanding Share during the term the dividend equivalent right remains outstanding. A special account on the books of the Company shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding Share during the term of that dividend equivalent right remains outstanding.

(d) Timing of Payment. Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or may be subject to vesting and become payable to the same extent as the Shares subject to the Award, subject to the requirements of Applicable Laws (including Code Section 409A).

(e) Form of Payment. Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) Shares or (iii) a combination of cash and Shares, as determined by the Administrator in its sole discretion and set forth in the Award Agreement. If payment is to be made in the form of Shares, the number of Shares into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per Share on the date of conversion, a prior date or an average of the Fair Market Value per Share over a designated period, as determined by the Administrator in its sole discretion.

13. Other Share-Based Awards. The other types of awards that may be granted under this Plan include: (a) phantom shares or similar rights to purchase or acquire Shares, whether at a fixed or variable price or ratio related to the Shares, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Shares and/or returns thereon; or (c) cash awards.

14. Repricing Programs. The Administrator shall have the discretionary authority to (i) implement cancellation/regrant programs pursuant to which outstanding Options or SARs under the Plan are cancelled and new Options or SARs are granted in replacement with a lower exercise or base price per Share, (ii) cancel outstanding Options or SARs under the Plan with exercise or base prices per Share in excess of the then current Fair Market Value per Share for consideration payable in cash, other Awards, or in equity securities of the Company (except in the event of a Change of Control) or (iii) reduce the exercise or base price in effect for outstanding Options or SARs under the Plan, in any case without stockholder approval.

15. Rights as Holder of Capital Stock. A Participant shall not have any of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the holder of record of such Shares. However, a Participant may be granted the right to receive dividend equivalents under Section 12 with respect to one or more outstanding Awards.

16. Taxes.

(a) As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable tax, withholding, and any other required deductions or payments that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b) The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to use Shares in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with

Annex A-11

the issuance, exercise, vesting or settlement of those Awards or the issuance of Shares thereunder. Such right may be provided to any such individual in either or both of the following formats:

(i) Share Withholding: The election to have the Company withhold, from the Shares otherwise issuable upon the issuance, exercise, vesting or settlement of such Award or the issuance of Shares thereunder, a portion of those Shares with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes based on the minimum required tax withholding rate for the Participant, or such other rate as determined by the Administrator.

(ii) Share Delivery: The election to deliver to the Company, at the time of the issuance, exercise, vesting or settlement of such Award, one or more Shares previously acquired by such individual (other than in connection with the exercise, share issuance or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed 100%) designated by the individual.

Shares withheld or delivered under this subsection (b) shall be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance, as determined by the Administrator. Any payment of Withholding Taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the United States Securities and Exchange Commission.

17. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, should any change be made to the Shares by reason of any stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of the Shares, subdivision of the Shares, increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make equitable adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other shares or securities: (x) available for future Awards under Section 4 above (including as Incentive Share Options) and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award. Any such adjustment by the Administrator under this Section 17(a) shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 17(a) or an adjustment pursuant to this Section 17(a), a Participant’s Award Agreement or agreement related to any Optioned Shares or Award covers additional or different shares or securities, then such additional or different shares, and the Award Agreement or agreement related to the Optioned Shares or Award in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award or Optioned Shares prior to such adjustment.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Change of Control. In the event of a Change of Control, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Change of Control: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Change of Control over (2) the

Annex A-12

exercise price or purchase price paid or to be paid for the Shares subject to the Awards; or (E) the cancellation of any outstanding Award for no consideration. Notwithstanding anything herein, under this Plan, any Award Agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a Change of Control shall, unless otherwise determined by the Administrator, apply to any payment or other right a Participant may be entitled to under this Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s Shares with respect to the Change of Control, but only to extent permitted by Applicable Law, including (without limitation), Section 409A of the Code.

18. Non-Transferability of Awards.

(a) General. Except as set forth in this Section 18, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 18.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 18, the Administrator may in its sole discretion provide that any Award (other than an Incentive Share Option) may be transferred (i) by instrument to an inter vivos or testamentary trust in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor) or (ii) to a Family Member through a gift or domestic relations order.

(c) Beneficiaries. If permitted by the Company, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. Except as otherwise provided in an Award Agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.

19. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator completes the action authorizing the grant of the Award to a Participant or such other later date as is determined by the Administrator.

20. Recoupment. Participants shall be subject to any clawback, recoupment or other similar policy required by law or regulations or adopted by the Board as in effect from time to time and Awards and any cash, Shares or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect from time to time.

21. Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.

22. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, including without limitation all applicable securities laws and all applicable listing requirements of any Share Exchange on which the Shares are then listed for trading, with such compliance determined by the Company in consultation with its legal counsel.

23. Approval of Holders of Capital Stock. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under Applicable Laws.

24. Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Participants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede

Annex A-13

the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

25. Foreign Currency. A Participant may be required to provide evidence that any currency used to pay the exercise or purchase price of any Award was acquired and taken out of the jurisdiction in which the Participant resides in accordance with Applicable Laws, including foreign exchange control laws and regulations. In the event the Company permits payment of the exercise or purchase price for an Award in currency other than as provided by the applicable Award Agreement, the amount payable will be determined by conversion from the currency provided by the applicable Award Agreement to the other currency based on the exchange rate selected by the Company, in its sole discretion, on the date of exercise. Notwithstanding anything stated herein, the Company shall not be responsible for any fluctuation in applicable exchange rates, or by the selection of any exchange rate, that in either case may affect the value of the Award or any taxes or other amounts related thereto.

Annex A-14

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: GD Culture Group Limited Entity or Nevada Business Identification Number (NVID): NV20181232519
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 200,000,000 shares of common stock, par value of $0.0001 per share.
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: [*] shares of common stock, par value of $0.0001 per share.
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: Approximately [*] shares with rounding up fractional shares.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: The company shall, in lieu of issuing any fractional shares, round up to the nearest whole number of shares. Such percentage will be less than 10%.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________________ Signature of Officer Title Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 8/1/2023

Annex B

Annex B-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

24-hour, 2-hour and 1-hour Expedite Service Guidelines

IMPORTANT: To ensure expedited service, please mark "Expedite" in a conspicuous place at the top of the service request. Please indicate method of delivery.

24-HOUR EXPEDITE SERVICE

The Secretary of State offers a 24-hour expedite service on most filings processed by this office. If you choose to utilize this service, please enclose with your filing the additional expedite fee. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Check the 24-hour expedite box on your customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 24-hour expedited service, include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made. This office *does not* fax confirmation of a 24-hour expedite.

The fee for 24-hour handling ranges from $25.00 to $125.00. Please consult our fee schedules for the appropriate 24-hour expedite fee. If you require assistance, please contact this office.

Time Constraints: Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form.

2-HOUR EXPEDITE SERVICE

The Secretary of State offers a 2-hour expedite service on most filings processed by this office. If you choose to utilize the 2-hour expedite service, please enclose with your filing an additional $500.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 2-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 2-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-HOUR EXPEDITE SERVICE

The Secretary of State offers a 1-hour expedite service on most filings processed by this office. If you choose to utilize the 1-hour expedite service, please enclose with your filing an additional $1000.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 1-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 1-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-Hour and 2-Hour Time Constraints: Each filing submitted for either 1-hour or 2-hour expedite receives same day filing date and will be acknowledged by fax or e-mail within expedite service time. Failure to indicate method of acknowledgment (e-mail) or to provide a correct e-mail address may prevent the Secretary of State from acknowledging the filing of such documents. Filings may be picked up within the expedite service period. Filings to be mailed will be mailed out no later than the next business day following receipt. Expedite period begins when filing or service request is received in this office in complete filling condition.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Expedite Guidelines
Revised: 8/1/2023

Annex B-2

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation Fee Schedule Effective 7-1-08

Page 1

PROFIT CORPORATIONS <u>INITIAL FILING</u> FEE : Pursuant to NRS 78, 80, 78A, and 89 Domestic and Foreign Corporations, Close Corporations and Professional Corporations.

Fees are based on the value of the total number of authorized shares stated in the Articles of Incorporation as prescribed by NRS 78.760:

$75,000 or less	$75.00
over $75,000 and not over $200,000	$175.00
over $200,000 and not over $500,000	$275.00
over $500,000 and not over $1,000,000	$375.00
OVER $1,000,000	
For the first $1,000,000	$375.00
For each additional $500,000 - or fraction thereof	$275.00
Maximum fee	$35,000.00

For the purpose of computing the filing fee, the value (capital) represented by the total number of shares authorized in the Articles of Incorporation is determined by computing the:

A. total authorized shares multiplied by their par value or;
B. total authorized shares without par value multiplied by $1.00 or;
C. the sum of (a) and (b) above if both par and no par shares.

Filing fees are calculated on a minimum par value of one-tenth of a cent (.001), regardless if the stated par value is less.

The 24-hour expedite fee for Articles of Incorporation for any of the above entities is $125.00 in addition to the filing fee based upon stock.

The 2-hour expedite fee is $500.00 in addition to the filing fee based upon stock.

The 1-hour expedite fee is $1000.00 in addition to the filing fee based upon stock.

PLEASE NOTE: the expedite fee is in addition to the standard filing fee charged on each filing and/or order.

<u>24-HOUR EXPEDITE TIME CONSTRAINTS</u>:

Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm.

Expedite period begins when filing or service request is received in this office in fileable form.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages, or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Fee Schedule-NF Profit Pg1
Revised: 8/1/2023

Annex B-3

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Commercial Recordings Copies and Certification Services Fee Schedule

The following is a list of copies and certification services and the associated fees for Commercial Recording and apostille/certification services. Fees are per document unless otherwise noted.

SERVICE REQUESTED:

Copies	$2.00 per page
Certification of Document	$30.00
Search	$50.00
Certificate of Existence (evidence of good standing – short form)	$50.00
Certificate of Existence (listing amendments – long form)	$50.00
Ceremonial Certificate of Good Standing	$100.00
Certificate Evidencing Name Change	$50.00
Certificate of Fact of Merger	$50.00
Certificate of Default	$50.00
Certificate of Revocation	$50.00
Certificate of Dissolution	$50.00
Certificate of Withdrawal	$50.00
Certificate of Cancellation	$50.00
Certificate of Non-Existence	$50.00
Miscellaneous Certificates	$50.00
Apostille (Hague Treaty Nations)/Certification (Non-Hague Treaty Nations)	$20.00
Corporate Charter	$50.00
Ceremonial Charter	$100.00

EXPEDITE SERVICE:

Expedite service is available for copies, certificate and certification services. Fees for expedite service are in addition to the fees as listed above.

***24 Hour Expedite Service:* Order may be picked up or mailed out within 24-hours.**

Apostille	$75.00
Copies: Per entity name	$125.00
Certificates: Per entity name and certificate type	$125.00
Search: Expedite fee on search only; additional expedite fee required for copies	$125.00

***2-Hour Expedite Service:* Order may be picked up or mailed within 2-hours.**

1 or more certificates (per entity name and certificate type)	$500.00
1 or more copies (per entity name)	$500.00

***1-Hour Expedite Service:* Order may be picked up or mailed within 1-hour.**

1 or more certificates (per entity name and certificate type)	$1000.00
1 or more copies (per entity name)	$1000.00

BASIC INSTRUCTIONS:

1. All orders may be submitted via mail to the above address with all fees enclosed. Payment by VISA, Mastercard, Discover or American Express are accepted.
2. Orders can be emailed back on most occasions. All orders not specified as a pick-up are mailed out via first-class mail, unless a Federal Express number is provided, or other major courier pickup arrangement is made.
3. Fax back service is only available for certificates or copies of 50 pages or less. This service must be requested at time of order with complete fax information provided.
4. Each order will be returned to one address only.
5. Our office can no longer accept credit card payment via Email.

Nevada Secretary of State Fee Schedule-Copies
Revised: 8/1/2023

Annex B-4

Annex C

GD Culture Group Limited

(incorporated in the State of Nevada)

FORM OF PROXY FOR THE ANNUAL GENERAL MEETING

to be held on December 31, 2025

(or any adjourned or postponed meeting thereof)

I/we, the undersigned acknowledges receipt of the Notice of Annual General Meeting of Stockholders and Proxy Statement and, being the registered holder of ________________ shares of common stock, par value US$0.0001 per share, (“Common Stock”)1, of GD Culture Group Limited (the “Company”), hereby appoint Mr. Xiaojian Wang, the Chief Executive Officer of the Company or (Name) of (Address)              as my/our proxy to attend and act for me/us at the Annual General Meeting2 (or at any adjournment or postponement thereof) of the Company to be held on December 31, 2025, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310 (the “Meeting”).

My/our proxy is instructed to vote on the resolutions in respect of the matters specified in the Notice of the Annual General Meeting as indicated below:

1.      Please insert the number of shares of Common Stock registered in your name(s) to which this proxy relates. If no number is inserted, this form of proxy will be deemed to relate to all the shares in the Company registered in your name(s).

2.      If any proxy other than the Acting Secretary of the Company is preferred, strike out the words “Mr. Xiaojian Wang, the Chief Executive Officer or” and insert the name and address of the proxy desired in the space provided. A proxy need not be a stockholder. If you are the holder of two or more shares of Common Stock, you may appoint more than one proxy to represent you and vote on your behalf at the Annual General Meeting. Any alteration made to this form of proxy must be initialed by the person(s) who sign(s) it.

	For	Against	Abstain
Proposal One: To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified:

Xiao Jian Wang	☐	☐	☐
Zihao Zhao	☐	☐	☐
Lei Zhang	☐	☐	☐
Yun Zhang	☐	☐	☐
Shuaiheng Zhang	☐	☐	☐

Proposal Two: To ratify the selection by the audit committee of the Board of HTL International, LLC (“HTL”) to serve as our independent registered public accounting firm for the year ending December 31, 2025.

	☐	☐	☐

Proposal Three: To approve and adopt the 2025 Equity Incentive Plan of the Company.	☐	☐	☐

Proposal Four: To approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution.

	☐	☐	☐

Proposal Five: To approve a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders.	☐	☐	☐

Proposal Six: To approve the issuance of more than an aggregate of 19.99% of the issued and outstanding Common Stock in connection with certain Securities Purchase Agreements, dated May 2, 2025, by and between the Company and each purchaser identified on the signature pages thereto, for purposes of complying with Nasdaq Listing Rule 5635(d).

☐	☐	☐

Proposal Seven: To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

☐	☐	☐

Dated_________________, 2025

Signature(s)___________________________________

Name of Signatory ______________________________

Name of Stockholder ____________________________

Notes:

1.      Only the holders of record of the shares of Common Stock of the Company at the close of business on December 1, 2025, New York time, should use this form of proxy.

2.      Please indicate your voting preference by ticking, or inserting in the number of shares to be voted for or against or to abstain, the boxes above in respect of each resolution. If NO instruction is given, your proxy will vote or abstain from voting at his/her discretion. If any other matter properly comes before the Annual General Meeting, or any adjournment or postponement thereof, which may properly be acted upon, unless otherwise indicated, your proxy will vote or abstain from voting at his/her discretion.

3.      Any alteration made to this form of proxy must be initialed by the person(s) who sign(s) it.

4.      This form of proxy must be signed by you or your attorney duly authorized in writing or, in the case of a corporation, must be either under seal or executed under the hand of an officer or attorney duly authorized to sign the same. In the case of joint holders, all holders must sign.

5.      This form of proxy and any authority under which it is executed (or a notarized and/or duly certified copy of such authority) must be returned to the attention of Mr. XiaojianWang at 111 Town Square Place, Suite #1203, Jersey City, NJ 07310 not less than 48 hours before the time for holding the Annual General Meeting.

6.      Completion and return of the form of proxy will not prevent you from attending and voting in person at the Annual General Meeting.